EXHIBIT 99.1

2008-2 Wholesale Loan-to-Value(1)
LTV Range	Percent of Aggregate Principal Balance (2)
<100	14.09%
100-109	14.60%
110-119	19.82%
120-129	22.36%
130-139	19.83%
140-149	6.81%
150+	2.50%

Weighted Average LTV	119%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed.
(2)	A loan-to-value was not available or could not be calculated on certain loans and these loans are not included in the LTV table above. Since these loans are not included in the LTV table, the Aggregate Principal Balance may be less than the total statistical pool.

2008-2 Distribution by Manufacturer

Manufacturer	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Cadillac	9,137,982.37	1.42%	432	1.14%
Chevrolet	110,406,818.04	17.11%	6,734	17.77%
Chrysler	35,781,324.09	5.55%	2,254	5.95%
Dodge	70,624,868.70	10.95%	4,035	10.65%
Ford	97,349,986.46	15.09%	5,793	15.28%
Gmc	15,489,254.62	2.40%	783	2.07%
Honda	18,077,846.07	2.80%	1,057	2.79%
Hyundai	17,342,646.24	2.69%	1,120	2.95%
Jeep	23,783,390.67	3.69%	1,367	3.61%
Kia	41,311,379.84	6.40%	2,495	6.58%
Lincoln	6,444,293.60	1.00%	324	0.85%
Mazda	9,184,242.54	1.42%	571	1.51%
Mercedes	7,532,001.84	1.17%	317	0.84%
Mercury	7,254,644.37	1.12%	456	1.20%
Mitsubishi	10,773,942.90	1.67%	649	1.71%
Nissan	51,017,795.39	7.91%	2,681	7.07%
Pontiac	24,388,075.99	3.78%	1,677	4.42%
Saturn	9,287,478.58	1.44%	664	1.75%
Suzuki	10,298,356.69	1.60%	635	1.68%
Toyota	25,701,264.71	3.98%	1,422	3.75%
Other (3)	43,974,270.76	6.82%	2,439	6.43%

Total	645,161,864.47	100.00%	37,905	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per manufacturer.

DISTRIBUTION BY VEHICLE SEGMENT

Vehicle Segment(1)	Aggregate Principal Balance as of Cutoff Date (2)	Percent of Aggregate Principal Balance (3)	Number of Receivables	Percent of Number of Receivables (3)
Full-size car	5,788,379.01	0.90%	379	1.00%
Full-size van/truck	85,427,124.23	13.24%	4,086	10.78%
Full-size SUV	40,883,758.83	6.34%	1,768	4.66%
Mid-size SUV	143,307,738.71	22.21%	8,011	21.13%
Compact van/truck	53,576,092.68	8.30%	3,419	9.02%
Economy/compact car	105,602,113.31	16.37%	7,550	19.92%
Mid-size car	172,535,212.65	26.74%	10,672	28.15%
Sports car	35,659,455.73	5.53%	1,880	4.96%
Segment Unavailable (4)	2,381,989.32	0.37%	140	0.37%

TOTAL	$645,161,864.47	100.00%	37,905	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add to 100% because of rounding.
(4)	The vehicle segmentation was not available for certain accounts at the time of the statistical pool.

AmeriCredit Corp.

Composition of the Receivables

2008-2 Final Cut

11/17/08*

	New	Used	Total
Aggregate Principal Balance (1)	$144,847,813.53	$500,314,050.94	$645,161,864.47

Number of Receivables in Pool	6,648	31,257	37,905

Percent of Pool by Principal Balance	22.45%	77.55%	100.00%

Average Principal Balance	$21,788.18	$16,006.46	$17,020.50
Range of Principal Balances	($250.41 to $63,055.39)	($275.88 to $75,212.02)

Weighted Average APR (1)	15.37%	16.16%	15.98%
Range of APRs	(4.90% to 25.95%)	(5.99% to 29.99%)

Weighted Average Remaining Term	63	61	61
Range of Remaining Terms	(3 to 68 months)	(3 to 68 months)

Weighted Average Original Term	72	69	70
Range of Original Terms	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (3)	Credit Bureau Score (2)	Percent of Aggregate Principal Balance (3)
	<215	1.55%
	215-224	8.77%	<540	8.69%
	225-244	43.12%	540-599	31.67%
	245-259	27.55%	600-659	45.07%
	260+	19.01%	660+	14.56%

Weighted Average Score	245		609

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.
(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.
(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

2008-2 Final Cut

11/17/08*

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
4.000%-4.999%	21,456.66	0.00%	1	0.00%
5.000%-5.999%	53,889.95	0.01%	4	0.01%
6.000%-6.999%	1,319,127.74	0.20%	72	0.19%
7.000%-7.999%	1,882,402.52	0.29%	101	0.27%
8.000%-8.999%	4,467,914.74	0.69%	245	0.65%
9.000%-9.999%	10,189,268.64	1.58%	568	1.50%
10.000%-10.999%	18,683,054.81	2.90%	1,024	2.70%
11.000%-11.999%	28,322,785.22	4.39%	1,543	4.07%
12.000%-12.999%	44,301,512.00	6.87%	2,410	6.36%
13.000%-13.999%	58,567,479.57	9.08%	3,176	8.38%
14.000%-14.999%	71,999,493.70	11.16%	3,963	10.46%
15.000%-15.999%	81,367,170.87	12.61%	4,492	11.85%
16.000%-16.999%	85,715,661.23	13.29%	5,008	13.21%
17.000%-17.999%	71,455,536.86	11.08%	4,358	11.50%
18.000%-18.999%	78,336,005.86	12.14%	4,824	12.73%
19.000%-19.999%	33,771,174.95	5.23%	2,286	6.03%
20.000%-20.999%	24,090,425.34	3.73%	1,655	4.37%
21.000%-21.999%	17,850,332.14	2.77%	1,232	3.25%
22.000%-22.999%	6,792,423.78	1.05%	486	1.28%
23.000%-23.999%	3,602,153.23	0.56%	269	0.71%
24.000%-24.999%	1,953,805.30	0.30%	155	0.41%
25.000%-25.999%	351,039.26	0.05%	27	0.07%
26.000%-26.999%	35,732.35	0.01%	3	0.01%
27.000%-27.999%	15,985.75	0.00%	1	0.00%
28.000%-28.999%	6,841.49	0.00%	1	0.00%
29.000%-29.999%	9,190.51	0.00%	1	0.00%

TOTAL	645,161,864.47	100.00%	37,905	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2008-2 Final Cut

11/17/08*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	12,589,034.62	1.95%	733	1.93%
Alaska	1,263,954.18	0.20%	74	0.20%
Arizona	18,186,929.36	2.82%	954	2.52%
Arkansas	7,283,278.63	1.13%	438	1.16%
California	30,595,708.58	4.74%	1,666	4.40%
Colorado	10,057,545.82	1.56%	583	1.54%
Connecticut	2,831,995.99	0.44%	172	0.45%
Delaware	2,630,601.49	0.41%	164	0.43%
Florida	48,993,171.20	7.59%	2,854	7.53%
Georgia	26,389,755.53	4.09%	1,452	3.83%
Hawaii	1,995,728.16	0.31%	119	0.31%
Idaho	1,300,234.87	0.20%	84	0.22%
Illinois	24,414,108.14	3.78%	1,466	3.87%
Indiana	24,786,198.67	3.84%	1,561	4.12%
Iowa	3,141,817.07	0.49%	200	0.53%
Kansas	2,480,089.02	0.38%	151	0.40%
Kentucky	18,502,575.62	2.87%	1,122	2.96%
Louisiana	7,969,120.89	1.24%	444	1.17%
Maine	1,614,898.48	0.25%	115	0.30%
Maryland	9,734,103.25	1.51%	570	1.50%
Massachusetts	6,150,810.57	0.95%	410	1.08%
Michigan	19,986,928.75	3.10%	1,335	3.52%
Minnesota	3,847,847.26	0.60%	258	0.68%
Mississippi	6,940,462.26	1.08%	397	1.05%
Missouri	8,353,190.41	1.29%	537	1.42%
Nebraska	1,406,836.05	0.22%	93	0.25%
Nevada	10,049,510.58	1.56%	515	1.36%
New Jersey	14,120,506.05	2.19%	834	2.20%
New Mexico	4,985,734.31	0.77%	281	0.74%
New York	36,552,444.60	5.67%	1,958	5.17%
North Carolina	17,892,878.07	2.77%	1,084	2.86%
Ohio	51,666,771.36	8.01%	3,439	9.07%
Oklahoma	6,651,507.14	1.03%	396	1.04%
Oregon	4,074,459.81	0.63%	260	0.69%
Pennsylvania	30,690,765.64	4.76%	1,954	5.15%
South Carolina	5,570,025.04	0.86%	339	0.89%
Tennessee	19,274,161.79	2.99%	1,066	2.81%
Texas	99,469,668.14	15.42%	5,290	13.96%
Utah	2,403,178.71	0.37%	132	0.35%
Virginia	10,084,425.94	1.56%	626	1.65%
Washington	6,627,653.56	1.03%	390	1.03%
West Virginia	9,635,794.49	1.49%	587	1.55%
Wisconsin	6,477,574.50	1.00%	454	1.20%
Wyoming	1,141,379.08	0.18%	60	0.16%
Other (3)	4,346,500.79	0.67%	288	0.76%

TOTAL	$645,161,864.47	100.00%	37,905	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.